UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

TABLE OF CONTENTS

Shareholders’ Letter	1

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-520-4227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

Dear Shareholders:

We are pleased to present the Annual Report for the CBRE Clarion Long/Short Fund (“the Fund”) for the fiscal year from November 1, 2014 through October 31, 2015.

FUND PERFORMANCE REVIEW

For the fiscal year ending October 31, 2015, the Fund Institutional Shares returned +1.31% and the Investor Shares returned +1.10% net of all fees and expenses respectively. For the fiscal year, the Fund’s weighted average gross exposure was 161.9% and weighted average net exposure 77.5%. At October 31st, the fiscal year ending gross exposure was 167.5% and the net exposure was approximately 75.3%.

On a gross of fee basis, the Fund’s long positions contributed +6.5% to performance, while the short side of the portfolio contributed -3.5%, thus producing gross performance of +3.0%. Given the positive performance of real estate stocks in the fiscal year, the short side of the portfolio was not able to positively contribute to performance. From a regional perspective, the Americas Region generated +1.4%, the European Region generated +1.1% and the Asia-Pacific Region generated 0.5% of the Fund’s gross performance. Key contributors to the Fund’s positive performance included a weighted average net long exposure of +12.1% to U.S. apartment stocks which contributed +1.3%, net long exposure of +4.5% to Hong Kong which contributed 1.1% , and a weighted average net long exposure of +7.0% to the U.S. industrial sector which contributed +1.0% gross performance to the Fund. The largest detractors to the Fund’s overall positive performance included net long exposure of +9.5% to the U.S. hotel sector which contributed -0.8% and net long exposure to Singapore of 0.5% which contributed -0.4% to the gross performance of the Fund. From a net exposure perspective, maintaining the Fund’s weighted average net exposure at the high end of the historic net exposure range at +77.5% for the fiscal year ending October 31, 2015 was a prudent strategy as real estate securities were modestly positive for the fiscal year both globally (+1.8% as measured by the EPRA NAREIT Developed Net Index) and in the U.S. (+5.3% as measured by the Morgan Stanley REIT Index). In addition, the Fund’s U.S. net exposure made up the preponderance of the Fund’s overall net exposure, 62.4% net exposure of the Fund’s overall 77.5% net exposure, which contributed to the Fund’s positive performance as the U.S. real estate stocks outperformed the global real estate stock index for the fiscal year.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

MACRO ECONOMIC COMMENTARY

In developed economies, we believe the economic and real estate cycle will remain in a recovery stage that has several years further to run. Property stock returns tend to turn down a year or so prior to a dramatic slowdown in economic growth or prior to recessions. Given the forecast for continued economic expansion in developed economies, despite the slow pace of recovery, it is difficult to develop a bear case for property stocks in developed economies. Economic growth is expanding in most developed markets, although the rate of improvement varies. Growth is relatively robust in the U.S. and U.K., and tepid in the Eurozone and Japan. Growth is positive but clearly decelerating in the emerging economies. The fall in the price of oil, to the $40-$50/barrel range (about half of what it was a year ago) is expected to ultimately be a net positive for most of the world’s developed countries and to keep inflation down in 2016. That said, some areas of the world’s economy will be negatively impacted by lower oil prices, including energy exporting countries and regions. Economic recovery has been more gradual during this cycle, which suggests that it may be more elongated, since it is taking longer to reach full economic capacity and employment, even in the U.S. As real estate investors and analysts, we see bottom-up property fundamentals which reflect an industry which is still catching up improving economic conditions. Interest rates appear to be “lower for longer” providing a supportive framework for sustained and continued improvement in real estate cash flows and positive real estate returns that may persist for several more years.

REAL ESTATE SECURITIES MARKET COMMENTARY

U.S. real estate securities have had a modestly positive fiscal year. U.S. real estate securities, as measured by the long-only MSCI US REIT Index (“RMS”), returned +5.3% for the fiscal year to date performance through October 31st. U.S. real estate stocks have benefited from positive fundamentals, attractive earnings growth outlook, discounted stocks relative to private market real estate pricing, a sideways interest rate environment as exemplified by the sideways movement of the 10-year U.S. Treasury yield over the last year, and an active private real estate transaction market that is supporting real estate prices in the private market and validating discounted real estate valuations in the public market. We are surprised that U.S. real estate stocks have not generated a better total return given the fundamentals of the business.

International real estate stock performance was modestly negative in the fiscal year. As measured by the FTSE EPRA/NAREIT ex US Developed Index, international (non-U.S.) real estate stocks were modestly negative for the fiscal year ending

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

October 31, 2015 at -0.9%. The best performing region was the European region at +15.2%. Both the UK and Continental Europe were strong performers over this time period. In the U.K., property fundamentals were more visibly healthy than on the Continent, although the Continent still presents opportunity, particularly as the European Central Bank (ECB) continues to provide monetary stimulus through much of 2016. The investment market remains extremely active with elevated demand for prime properties in London and Paris and associated downward pressure on cap rates with investors competing with one another for these deals. Cap rates on transactions are regularly in the 4% range. We also believe that there may be more merger and acquisition activity involving Eurozone property companies. The Asia-Pacific Region has had a difficult fiscal year, generating a -7.9% total return. The dominant theme in the Asia-Pacific Region has been the deceleration of the Chinese economy over the course of the year combined with the surprise devaluation of the Chinese currency in August 2015. The Asia-Pacific Region had a particularly poor fiscal year fourth quarter, largely inspired by the mid-August 2015 devaluation of the renminbi by the Chinese government, which raised a host of questions surrounding China, the emerging markets, and the overall trajectory of global economic growth. For real estate securities, this devaluation news un-nerved the Singapore and Hong Kong stock markets during the quarter, with Singapore real estate stocks down -19.0% and Hong Kong down -17.3%. Continued weak commodity markets and widening spreads in the credit markets reflected a lack of confidence, contributing to a broad sell-off in global equities.

OUTLOOK

In developed economies, real estate stocks should continue to benefit from a favorable environment of economic growth, low interest rates, limited new supply and improving demand for real estate space. Economic growth is expanding in most of the developed markets around the globe, although the rate of improvement varies dramatically, from a relatively robust U.S. and UK to tepid recoveries in the Euro zone and Japan. This combination of slow and steady economic growth and low long-term interest rates could bode well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction globally also suggest that owners of existing properties could continue to enjoy improved pricing power. With visible earnings growth in the 6-7% range for this year and next, dividends growing at about the same pace as earnings, and valuations reasonable, real estate companies could continue to offer investors an attractive investment option anchored by current income via the dividend.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

Earnings growth projections are in the 6% to 7% range. Real estate cash flows are notable for their durability as a result of the contractual nature of longer-term leases. Despite global economic growth that continues to be slow and uneven, U.S. real estate cash flows continue to improve with a high degree of visibility. Our latest U.S. earnings projections indicate a weighted average growth of cash flow per share in the 7% range for 2015 and 2016. The bulk of these projections are derived from organic or “internal growth” generated by companies’ existing portfolios, although earnings are increasingly bolstered by “external” growth via accretive acquisitions and capital recycling activities.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

From a global perspective, our internal real estate earnings estimates project a weighted average growth of cash flow per share in the 6% range in 2015 and 2016.

In the United States, we believe valuations are very attractive for the “core” property types. On average, U.S. REITs are currently trading at an -5% discount to our current estimates of net asset value (NAV), with the “Core” real estate sectors trading at an NAV discount of -10% on our estimates. Given their improving and/or above-average growth outlook for the next couple of years, we believe U.S. real estate companies are very attractively priced.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

Globally, valuations are at a discount to NAV. Listed property companies, on average, trade at an -11% discount to our estimate of the companies’ underlying real estate values (NAV). We believe real estate shares are cheap depending on region of the world, property sector, and business model. Given the deceleration of economic growth in the emerging economies, we prefer attractively priced stocks in developed economies.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

Property companies should continue to offer dividend yield with an average in the 3.6% range. Earnings growth and rising payout ratios are fueling growth in property company dividends. We project dividends will continue to grow in 2015, driven by a combination of improving company cash flows as well as an expansion of dividend pay-out policies, which remains conservative. The average dividend yield for global real estate stocks remains in the 3-4% range and is growing across all geographic regions.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

PORTFOLIO POSITIONING

We believe that real estate stocks in developed economies are over-sold as we enter the first fiscal quarter of 2016, that real estate operating fundamentals in most developed economies are good, that valuations are attractive, that private market real estate funds flow is quite strong, and that the stocks we are long in our portfolio offer attractive positive total return potential. We acknowledge that current global economic growth projections are lower than projections at the beginning of the second quarter because of the economic deceleration in emerging economies, and we believe that the uncertainty concerning the future path of global economic growth combined with uncertainty about U.S. central bank policy has created increased stock market volatility. Our Fund’s objective is to generate an attractive total return while mitigating the effects of market volatility. In order to generate an attractive total return, we believe now is a time to have the Fund’s net exposure at the upper end of our net exposure range with the preponderance of the net exposure focused on the U.S. market, and in terms of managing market volatility, we have substantially hedged our net exposure to

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

decelerating economies in the Asia-Pacific Region and plan to prudently moderate the Fund’s overall gross exposure.

We begin November 2015 with the Fund’s gross and net exposure at approximately 167.5% and 75.3%, respectively. Approximately 60.6% of the Fund’s 75.3% net exposure is focused in the Americas Region. In the U.S., our largest sector net exposures are in malls, apartments, and office. Fundamentals in each sector are strong and support from private market asset values remains robust. We own selective relative value investments within the hotel, shopping center, technology, and industrial sectors. Outside the U.S., the Asia-Pacific Region represents approximately +4.8% of the Fund’s 75.3% net exposure. We reduced the Fund’s net exposure to the Asia-Pacific region during the third quarter stock market volatility, which occurred as a result of the Chinese currency devaluation. In Hong Kong, we continue to screen for discounted landlords (real estate owners) in the office and non-discretionary retail sector that offer discounted value with forward earnings stability. We have eliminated any long positions exposed to Hong Kong / China residential, as the macro-economic news is moderating, opaque, and difficult to predict. Within the Asia-Pacific region, we are short a few positions exposed to the Singapore office and retail sector due to excess new supply coming on-line in Singapore at a time of decelerating economic growth. In Australia, we are screening for stocks that offer earnings stability, discounted valuation, and the potential for M&A. This has led us to a long position in the retail sector in Australia. Because we only have a paired trade in Australia at this point (one stock long in retail, one stock short in office), we removed our Australian Dollar Currency hedge at the end of third quarter. The European Region represents approximately 9.6% of the Fund’s 75.3% net exposure. We have and will continue to focus on “alpha opportunities” across the entire region. We have interest in companies focused on office, residential and retail assets in Spain and Ireland. We own a student housing company and a storage company in the U.K. The U.K. economy is similar to the U.S. and real estate fundamentals are quite healthy; we believe the Eurozone region is bottoming out, the ECB’s Quantitative Easing efforts may catalyze operational and valuation improvements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

PORTFOLIO SNAPSHOT

Top 5 Long Positions

	Country	Sector	Assets (%)
Equity Residential	United States	Residential	7.0%
UDR	United States	Residential	5.5%
SL Green Realty	United States	Office	5.5%
General Growth Properties	United States	Malls	5.3%
Simon Property Group	United States	Malls	5.0%

Fiscal Year 2015 Portfolio Exposure

	Beginning Weight	End Weight	Average Weight
Gross Long	105%	121%	120%
Gross Short	28%	46%	42%
Total Gross (Long + Short)	133%	167%	162%
Net	77%	75%	78%

Note: Holdings are subject to change and should not be considered as investment recommendations. The securities identified are based on the largest positions in the Fund as a percentage of assets, and do not represent all the securities purchased, sold or held in the account. It should not be assumed that an investment in these securities will be profitable.

We appreciate your continued faith and confidence.

CBRE CLARION SECURITIES LLC

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

been independently verified for accuracy or completeness. While CBRE Clarion believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimates, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. There is no assurance that any acquisition deal discussed will be completed, and deals could fail under certain market conditions. Current and future holdings are subject to risk.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 855-520-4CCS (4227).

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, short sales losses are potentially unlimited and the expenses involved with the short strategy may impact the performance of the Fund. With short sales, you risk paying more for a security than you received from its sale. There can be no assurance that the Fund will achieve its stated objectives. The Fund may engage in leveraging and other speculative investment practices which could increase the risk of loss. It may also invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gain or losses. Real estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Fund is non-diversified.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of a fund relative to the return of the benchmark index is the fund’s alpha.

Definition of Comparative Index

The HFRX Equity Hedge Index (the “Index”) is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015
(Unaudited)

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2015
	1 Year	3 Year	Annualized Inception to Date*†
Institutional Class Shares	1.31%	4.61%	3.34%
Investor Class Shares	1.10%	4.36%	3.12%
HFRX Equity Hedge Index	(0.96)%	3.94%	4.09%

* The CBRE Clarion Long/Short Fund commenced operations on December 30, 2011.

** The graph is based on Investor Class Shares only; performance for Institutional Class Shares would have been higher due to differences in fee structures.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 11.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (Unaudited)
	Long	Short	Net
Office	25.7%	(6.0)%	19.7%
Residential	22.5	(9.1)	13.4
Retail	23.7	(11.3)	12.4
Diversified Real Estate Activities	6.5	0.0	6.5
Industrial	6.3	(1.0)	5.3
Hotel and Resort	7.9	(3.0)	4.9
Specialized	6.5	(2.1)	4.4
Health Care	7.2	(3.9)	3.3
Diversified	9.8	(7.4)	2.4
Real Estate Operating Company	3.9	(2.3)	1.6
Real Estate Development	1.4	0.0	1.4

Total			75.3
Other Assets and Liabilities, Net			24.7

			100.0%

†	As a percentage of the Fund’s Net Assets

SCHEDULE OF INVESTMENTS

REAL ESTATE SECURITIES‡ — 121.4%

COMMON STOCK — 121.4%
	Shares	Value

DIVERSIFIED — 9.8%
Gecina (France)	61,500	$7,871,956
Green REIT (Ireland)	5,261,668	9,199,732
Hibernia REIT (Ireland)	2,750,000	4,097,572
NSI (Netherlands)	1,766,200	7,695,006
Spirit Realty Capital (A)	2,044,600	20,814,028
VEREIT (A)	3,023,716	24,975,894

		74,654,188

DIVERSIFIED REAL ESTATE ACTIVITIES — 6.5%
City Developments (Singapore)	3,286,900	18,629,442
Mitsubishi Estate (Japan)	719,000	15,533,546
Sumitomo Realty & Development (Japan)	462,000	15,329,809

		49,492,797

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 7.2%
Healthcare Realty Trust (A)	833,400	$21,968,424
Healthcare Trust of America, Cl A (A)	830,000	21,837,300
Welltower	165,000	10,703,550

		54,509,274

HOTEL AND RESORT — 7.9%
Host Hotels & Resorts (A)	1,546,488	26,800,637
Pebblebrook Hotel Trust	493,000	16,850,740
Sunstone Hotel Investors (A)	1,110,172	16,053,087

		59,704,464

INDUSTRIAL — 6.3%
DCT Industrial Trust (A)	675,672	25,080,945
Prologis (A)	542,200	23,168,206

		48,249,151

OFFICE — 25.7%
Alexandria Real Estate Equities (A)	297,600	26,706,624
Brandywine Realty Trust (A)	1,145,056	15,458,256
Highwoods Properties (A)	456,158	19,820,065
Investa Office Fund (Australia)	7,870,776	22,675,073
Kilroy Realty (A)	522,129	34,376,973
Paramount Group (A)	1,313,500	23,340,895
SL Green Realty (A)	353,150	41,890,653
Vornado Realty Trust	114,800	11,543,140

		195,811,679

REAL ESTATE DEVELOPMENT — 1.4%
Cheung Kong Property Holdings (Hong Kong)	1,493,000	10,498,349

REAL ESTATE OPERATING COMPANY — 3.9%
ADO Properties (Germany) *	216,078	5,524,438
Hispania Activos Inmobiliarios (Spain) *	495,811	7,469,497
Hongkong Land Holdings (Hong Kong)	985,300	7,399,603

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

REAL ESTATE OPERATING COMPANY — continued
UNITE Group (United Kingdom)	900,000	$9,226,429

		29,619,967

RESIDENTIAL — 22.5%
American Residential Properties	420,797	6,972,606
AvalonBay Communities	167,800	29,336,474
Equity Residential (A)	692,663	53,556,703
Essex Property Trust	69,200	15,254,448
Post Properties (A)	395,014	23,598,137
UDR (A)	1,222,659	42,132,829

		170,851,197

RETAIL — 23.7%
DDR (A)	1,698,075	28,527,660
General Growth Properties (A)	1,391,200	40,275,240
Kimco Realty	1,014,800	27,166,196
Kite Realty Group Trust	572,400	15,117,084
Klepierre (France)	162,741	7,726,520
Pennsylvania Real Estate Investment Trust (A)	1,021,800	22,970,064
Simon Property Group (A)	190,200	38,317,692

		180,100,456

SPECIALIZED — 6.5%
Big Yellow Group (United Kingdom)	1,255,982	14,521,590
Digital Realty Trust (A)	448,200	33,148,872
QTS Realty Trust, Cl A	45,425	1,953,729

		49,624,191

TOTAL COMMON STOCK (Cost $890,004,302)		923,115,713

TOTAL INVESTMENTS — 121.4% (Cost $890,004,302)		$923,115,713

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

SECURITIES SOLD SHORT

REAL ESTATE SECURITIES‡ — (46.1)%

COMMON STOCK — (46.1)%
	Shares	Value

DIVERSIFIED — (7.4)%
American Assets Trust	(177,600)	$(7,487,616)
Cousins Properties	(2,076,300)	(20,846,052)
Empire State Realty Trust, Cl A	(760,800)	(13,557,456)
Washington Real Estate Investment Trust	(530,100)	(14,318,001)

		(56,209,125)

HEALTH CARE — (3.9)%
HCP	(586,600)	(21,821,520)
Medical Properties Trust	(656,600)	(7,419,580)

		(29,241,100)

HOTEL AND RESORT — (3.0)%
Apple Hospitality REIT	(782,105)	(15,423,111)
Belmond, Cl A *	(28)	(301)
Ryman Hospitality Properties	(142,800)	(7,511,280)

		(22,934,692)

INDUSTRIAL — (1.0)%
Ascendas (Singapore)	(4,593,200)	(7,836,211)

OFFICE — (6.0)%
Corporate Office Properties Trust	(659,800)	(15,175,400)
Dexus Property Group (Australia)	(2,788,618)	(15,391,458)
Hudson Pacific Properties	(2,225)	(63,568)
Mack-Cali Realty	(693,500)	(15,090,560)

		(45,720,986)

REAL ESTATE OPERATING COMPANY — (2.3)%
Global Logistic Properties (Singapore)	(10,916,200)	(17,454,699)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

RESIDENTIAL — (9.1)%
American Campus Communities	(592,900)	$(24,053,953)
Apartment Investment & Management, Cl A	(583,000)	(22,847,770)
Camden Property Trust	(300,900)	(22,203,411)

		(69,105,134)

RETAIL — (11.3)%
Acadia Realty Trust	(503,966)	(16,575,442)
Brixmor Property Group	(642,000)	(16,448,040)
CapitaLand Mall Trust (Singapore)	(9,142,000)	(12,921,093)
Realty Income	(343,800)	(17,004,348)
RioCan Real Estate Investment Trust (Canada)	(807,800)	(15,753,212)
Taubman Centers	(98,300)	(7,567,134)

		(86,269,269)

SPECIALIZED — (2.1)%
CyrusOne	(454,300)	(16,027,704)

TOTAL COMMON STOCK (Proceeds $342,769,540)		(350,798,920)

TOTAL SECURITIES SOLD SHORT — (46.1)% (Proceeds $342,769,540)		$(350,798,920)

Percentages are based on Net Assets of $760,583,751.

‡	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. countries.
*	Non-income producing security.
(A)	All or a portion of the shares have been committed as collateral for open short positions.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $890,004,302)	$923,115,713
Deposits with Prime Broker for Securities Sold Short	227,188,715
Foreign Currency, at Value (Cost $74,174)	74,232
Cash	60
Receivable for Investment Securities Sold	49,049,484
Dividends and Interest Receivable	823,753
Receivable for Capital Shares Sold	422,894
Dividend Tax Reclaim Receivable	83,487
Prepaid Expenses	16,739

Total Assets	1,200,775,077

Liabilities:
Securities Sold Short, at Value (Proceeds $342,769,540)	350,798,920
Payable for Investment Securities Purchased	85,672,650
Payable for Capital Shares Redeemed	1,112,737
Stock Loan Fees Payable	879,117
Payable due to Adviser	803,811
Dividends Payable on Securities Sold Short	662,206
Shareholder Servicing Fees Payable	70,462
Payable due to Administrator	64,038
Payable due to Trustees	5,143
Distribution Fees Payable (Investor Class Shares)	4,946
Chief Compliance Officer Fees Payable	1,918
Other Accrued Expenses	115,378

Total Liabilities	440,191,326

Net Assets	$760,583,751

Net Assets Consist of:
Paid-in Capital	$688,352,756
Undistributed Net Investment Income	2,329,038
Accumulated Net Realized Gain on Investments and Securities Sold Short	44,821,886
Net Unrealized Appreciation on Investments and Securities Sold Short	25,082,031
Net Unrealized Depreciation on Foreign Currency Translation	(1,960)

Net Assets	$760,583,751

Net Asset Value, Offering, and Redemption Price Per Share — Institutional Class Shares (unlimited authorization — no par value) ($746,318,757 ÷ 67,804,518 shares) *	$11.01

Net Asset Value, Offering, and Redemption Price Per Share — Investor Class Shares (unlimited authorization — no par value) ($14,264,994 ÷ 1,298,867 shares) *	$10.98

*	Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENT OF OPERATIONS

Investment Income
Dividend Income (Less Foreign Taxes Withheld of $426,826)	$15,218,708
Interest Income	3,433,067

Total Investment Income	18,651,775

Expenses:
Investment Advisory Fees	9,751,235
Administration Fees	767,539
Shareholder Servicing Fees (Institutional Class Shares)	525,277
Shareholder Servicing Fees (Investor Class Shares)	4,728
Distribution Fees (Investor Class Shares)	43,186
Trustees’ Fees	19,007
Chief Compliance Officer Fees	7,035
Dividend Expense on Securities Sold Short (See Note 2)	10,229,353
Prime Broker Fees (See Note 2)	9,549,866
Transfer Agent Fees	201,969
Custodian Fees	106,080
Printing Fees	76,555
Registration Fees	72,780
Professional Fees	67,981
Insurance and Other Expenses	24,506

Total Expenses	31,447,097

Less: Fees Paid Indirectly	(230)

Net Expenses	31,446,867

Net Investment Loss	(12,795,092)

Net Realized Gain on Investments	80,017,705
Net Realized Loss on Securities Sold Short	(5,653,131)
Net Realized Loss on Foreign Currency Transactions	(254,289)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(53,605,833)
Net Change in Unrealized Appreciation/(Depreciation) on Securities Sold Short	(183,675)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translations	(41,012)

Net Realized and Unrealized Gain on Investments	20,279,765

Net Increase in Net Assets Resulting from Operations	$7,484,673

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Loss	$(12,795,092)	$(2,458,919)
Net Realized Gain/(Loss) on Investments, Securities Sold Short and Foreign Currency Transactions	74,110,285	(6,216,457)
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Securities Sold Short and Foreign Currency Translations	(53,830,520)	58,345,233

Net Increase in Net Assets Resulting from Operations	7,484,673	49,669,857

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	–	(3,421,034)
Investor Class Shares	–	(148,736)

Total Net Investment Income	–	(3,569,770)

Realized Gains
Institutional Class Shares	(834,756)	(4,300,975)
Investor Class Shares	–	(545,203)

Total Net Realized Gains	(834,756)	(4,846,178)

Return of Capital
Institutional Class Shares	–	(1,813,416)
Investor Class Shares	–	(225,379)

Total Return of Capital	–	(2,038,795)

Total Dividends and Distributions	(834,756)	(10,454,743)

Capital Share Transactions(1)
Institutional Class Shares
Issued	186,454,848	254,793,136
Reinvestment of Distributions	734,266	8,681,612
Redemption Fees	67,072	13,092
Redeemed	(170,453,538)	(113,967,919)

Increase from Institutional Class Shares Capital Share Transactions	16,802,648	149,519,921

Investor Class Shares
Issued	4,879,323	83,402,233
Reinvestment of Distributions	–	787,832
Redemption Fees	3,067	31,278
Redeemed	(7,318,758)	(151,929,681)

Decrease from Investor Class Shares Capital Share Transactions	(2,436,368)	(67,708,338)

Net Increase From Capital Share Transactions	14,366,280	81,811,583

Total Increase in Net Assets	21,016,197	121,026,697

Net Assets:
Beginning of Year	739,567,554	618,540,857

End of Year (including undistributed net investment income/(accumulated net investment loss) of $2,329,038 and ($925,428), respectively)	$760,583,751	$739,567,554

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Class Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Year or Period	$10.88	$10.31	$9.91	$10.00

Income from Operations:
Net Investment Loss(1)	(0.18)	(0.03)	(0.11)	(0.21)
Net Realized and Unrealized Gain on Investments, Securities Sold Short and Foreign Currency Transactions	0.32	0.78	0.61	0.12

Total from Operations	0.14	0.75	0.50	(0.09)

Redemption Fees	–	–	–	–

Dividends and Distributions from:
Net Investment Income	–	(0.06)	–	–
Net Realized Gains	(0.01)	(0.08)	(0.10)	–
Net Return of Capital	–	(0.04)	–	–

Total Dividends and Distributions	(0.01)	(0.18)	(0.10)	–

Net Asset Value, End of Year or Period	$11.01	$10.88	$10.31	$9.91

Total Return †	1.31%	7.57%	5.04%	(0.90	)%††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$746,319	$722,918	$542,211	$236,818
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.03%	3.70%	4.01%	4.98%	**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.03%	3.70%	4.01%	4.99%	**
Ratio of Net Investment Loss to Average Net Assets	(1.64)%	(0.34)%	(1.13)%	(2.50)%	**
Portfolio Turnover Rate	193%	131%	192%	90%	***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the year or period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.49%, 1.51%, 1.51% and 1.64%, respectively.

Amounts designated as “–” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Investor Class Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Year or Period	$10.86	$10.27	$9.90	$10.00

Income from Operations:
Net Investment Loss(1)	(0.20)	(0.07)	(0.16)	(0.27)
Net Realized and Unrealized Gain on Investments, Securities Sold Short and Foreign Currency Transactions	0.32	0.80	0.62	0.17

Total from Operations	0.12	0.73	0.46	(0.10)

Redemption Fees	–	–	0.01	–

Dividends and Distributions from:
Net Investment Income	–	(0.02)	–	–
Net Realized Gains	–	(0.08)	(0.10)	–
Net Return of Capital	–	(0.04)	–	–

Total Dividends and Distributions	–	(0.14)	(0.10)	–

Net Asset Value, End of Year or Period	$10.98	$10.86	$10.27	$9.90

Total Return †	1.10%	7.32%	4.74%	(1.00	)%††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$14,265	$16,650	$76,330	$55,332
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.23%	3.89%	4.34%	5.33%	**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.23%	3.89%	4.34%	5.33%	**
Ratio of Net Investment Loss to Average Net Assets	(1.80)%	(0.65)%	(1.55)%	(3.27)%	**
Portfolio Turnover Rate	193%	131%	192%	90%	***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the year or period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.70%, 1.71%, 1.84% and 1.99%, respectively.

Amounts designated as “–” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 funds. The financial statements herein are those of the CBRE Clarion Long/Short Fund (the “Fund”). The investment objective of the Fund is total return, consisting of capital appreciation and current income, while attempting to preserve capital and mitigate risk by employing hedging strategies, primarily short selling. The Fund is non-diversified and seeks to achieve its objective by taking long and short positions in equity securities of companies that are principally engaged in the real estate industry. The Fund’s adviser, CBRE Clarion Securities LLC (the “Adviser”) utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Fund may invest in securities of companies of any market capitalization and, as a general matter, the Fund expects its investments to be primarily in equity securities issued by U.S. companies. However, the Fund may invest up to 50% of its assets in securities of non-U.S. issuers, including emerging market issuers, denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund currently offers Institutional Class and Investor Class shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2015, all of the Fund’s investments and securities sold short were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2015, there were no transfers among levels. During the year ended October 31, 2015, there were no Level 3 securities. All transfers, if any, are recognized by the Fund at the end of the year.

During the year ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodologies.

Securities Sold Short — The Fund engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. Upon entering into a short position, the Fund records the

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

proceeds as a deposit with the prime broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on securities sold short. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, MUFG Union Bank, N.A. The collateral required is determined daily by reference to the market value of the securities sold short.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin that is financed by the prime broker.

The Fund had prime brokerage borrowings throughout the year ended October 31, 2015 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$270,799,144	$169,430,433	2.12%	$3,652,842

The interest paid is included in Prime Broker Fees on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income/Expense — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of fund shares held for less than 60 days. For the year ended October 31, 2015, the Fund received $67,072 and $3,067 in redemption fees for the Institutional Class Shares and Investor Class Shares, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund paid $767,539 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan pursuant to which it may engage third-party service providers to provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.10% and 0.20% annually of the average daily net assets attributable to the Institutional Class Shares and Investor Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2015, the Institutional Class Shares and Investor Class Shares incurred $525,277 and $4,728 of shareholder servicing fees, an effective rate of 0.07% and 0.03%, respectively.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2015, the Fund incurred $43,186 of distribution fees, an effective rate of 0.25%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2015, the Fund earned cash management credits of $230, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

operating expenses after fee waivers and/or expense reimbursements (excluding dividend, interest and stock loan expense on securities sold short, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively “excluded expenses”) from exceeding 1.64% and 1.99% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 1.64% and 1.99% for the Institutional Class Shares and Investor Class Shares, respectively, to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. For the year ended October 31, 2015, there were no waived expenses available to be recaptured.

6.	Share Transactions

	Year Ended October 31, 2015	Year Ended October 31, 2014
Share Transactions:
Institutional Class Shares
Issued	16,751,017	24,094,828
Reinvestment of Distributions	65,152	886,936
Redeemed	(15,459,756)	(11,118,836)

Increase in Institutional Class Shares	1,356,413	13,862,928

Investor Class Shares
Issued	440,683	8,300,283
Reinvestment of Distributions	–	80,948
Redeemed	(674,297)	(14,278,241)

Decrease in Investor Class Shares	(233,614)	(5,897,010)

Net Increase in Shares Outstanding	1,122,799	7,965,918

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government, for the year ended October 31, 2015 were $1,305,059,258 and $1,170,980,334, respectively. The cost of purchases to cover securities sold short and the proceeds from securities sold short were $1,105,404,888 and $1,263,634,787, respectively, for the year ended October 31, 2015. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

8.	Federal Tax Information:

The Fund maintains a December 31st year end for tax purposes. Amounts disclosed in the Fund’s fiscal year ended October 31, 2015 financial statements, with respect to Federal income tax disclosure, are based on the facts as of October 31, 2015 and are subject to change.

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences primarily attributable to the tax treatment of certain investments in REITs, net operating losses, passive foreign investment companies and foreign currency realized gain/(loss) have been reclassified to/ from the following accounts:

Increase/ (Decrease) in Undistributed Net Investment Income	Increase/ (Decrease) in Accumulated Net Realized Gain	Increase/ (Decrease) in Paid-In Capital
$16,049,558	$(12,351,462)	$(3,698,096)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared by the Fund during the last two fiscal years ended October 31st were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total

2015	$—	$834,756	$—	$834,756
2014	3,569,770	4,846,178	2,038,795	10,454,743

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,672,093
Undistributed Long-Term Capital Gains	46,079,580
Unrealized Appreciation	23,479,322

Total Distributable Earnings	$72,230,995

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2015 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$891,605,052	$52,185,063	$(20,674,402)	$31,510,661

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Fund at October 31, 2015 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$(342,769,540)	$2,852,399	$(10,881,779)	$(8,029,380)

9.	Concentration/Risks:

The Fund concentrates its investments in the real estate sector. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as casualty or condemnation losses; fluctuations in rental income, declines in real estate values and other risks related to local or general economic conditions; increases in operating costs and property taxes, potential environmental liabilities, changes in zoning laws and regulatory limitations on rent. Changes in interest rates may also affect the value of the Fund’s investment in real estate securities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

10.	Other:

At October 31, 2015, 45% of Institutional Class Shares total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. The shareholders are comprised of omnibus accounts that are held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CBRE Clarion Long/Short Fund and the Board of Trustees of

the Advisors’ Inner Circle Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the CBRE Clarion Long/Short Fund (the “Fund”), a series of shares of beneficial interest of The Advisors’ Inner Circle Fund, as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2012 and for the year ended October 31, 2013 were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers or by other appropriate procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Long/Short Fund as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 23, 2015

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THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-520-4227. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3,4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Other Directorships Held by Board Members[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and shareholder servicing fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$984.80	4.63%	$23.16
Investor Class Shares	1,000.00	983.00	4.84%	24.19

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,001.87	4.63%	$23.36
Investor Class Shares	1,000.00	1,000.81	4.84%	24.41

* Expenses are equal to the Fund’s annualized expense ratio, including dividend expense and prime broker fees on short sales, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

CBRE Clarion Long/Short Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

CBRE Clarion Securities LLC

201 King of Prussia Road

Suite 600

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

CCS-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.